EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO,
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 1-800-FLOWERS.COM, Inc. (the "Company") on Form 10-Q for the quarterly period ended December 29, 2002 as filed with the Securities and Exchange Commission on the date herof (the "Report"), I, William E. Shea, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 12, 2003                    /s/      William E. Shea
                                                      William E. Shea
                                                      Senior Vice President and
                                                      Chief Financial Officer